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                                                                    EXHIBIT 23.3


                           CONSENT OF MILLER & CO. LLP

         As independent certified public accountants, we hereby consent to the use of our report dated February 21, 1997 included in Industrial Distribution Group, Inc.'s Amendment No. 2 to the Registration Statement on Form S-1 and to all references to our Firm included in or made a part of this Registration Statement.


                                                       /s/  Miller & Co. LLP


York, Pennsylvania
September 17, 1998